Events After the Reporting Period	6 Months Ended
Jun. 30, 2025
Events After The Reporting Period [Abstract]
EVENTS AFTER THE REPORTING PERIOD

NOTE 14:- EVENTS AFTER THE REPORTING PERIOD

a.	In August 2025, certain investors under the Securities Purchase Agreements, submitted to the Company Conversion Notices to convert outstanding principal and accrued interest of the Debentures, pursuant to which the Company issued an aggregate of 1,028,598 Ordinary Shares to such investors (see Note 6).

b.	On September 26, 2025, the Company entered into inducement offer letter agreements (the “Inducement Letters”) with holders (the “Holders”) of certain of the Company’s existing warrants to purchase in the aggregate up to 361,548 of the Company’s Ordinary Shares, issued on February 25, 2025, at an exercise price of $11.6172 per Ordinary Share (the “Existing Warrants”). Pursuant to the Inducement Letters, the Holders agreed to exercise for cash all of their Existing Warrants at a reduced exercise price of $3.10 per Ordinary Share. The Company received aggregate gross proceeds of approximately $1.12 million from the exercise of the Existing Warrants by the Holders.

c.

On August 28, 2025, the Company announced that at an adjourned special general meeting of shareholders held on August 26, 2025, its shareholders voted on and approved, among others, the proposed merger with AutoMax.

On August 28, 2025, the Company announced that in its special general meeting, AutoMax’s shareholders voted on and approved the proposed merger with the Company.

On October 6, 2025, the Company announced that it entered into the Framework Agreement with AutoMax to (i) mutually terminate the Merger Agreement; (ii) amend the terms of repayment of the Bridge Loan to be repaid in a one lump-sum payment on January 1, 2028; and (iii) amend the terms of repayment of the Additional Loan to be repaid in monthly installments starting on November 20, 2025, of $60,000 each and the interest of 8% per annum, compounded annually up to each actual payment date, in addition to the payment of all interest accrued on such loan from its effective date until November 20, 2025, in the sum of $114,523 (see Note 5).

d.	On October 9, 2025, the Company entered into an asset and share purchase agreement (the “Agreement”) with Miza III Ventures Inc. (“Miza”), a public traded company listed on the TSX Venture Exchange (“TSXV”), pursuant to which, the Company received a controlling interest in Miza, and transferred to Miza its pharmaceutical portfolio and equity stake of approximately 50.9% in SciSparc Nutraceuticals Inc. (the “Target Assets” and the “Transaction”).

The Transaction closed on October 22, 2025,, and pursuant to the Agreement, at the closing thereof (the “Closing”) the Company transferred to Miza 59 shares of common stock, or approximately 50.9% of the equity, of SciSparc Nutraceuticals Inc., the intellectual property rights in SciSparc’s pharmaceutical portfolio, and the contracts, permits, pre-paid deposits, books and records, business and technical information, and all other rights, properties and assets necessary to the operation thereto, in consideration for 63,300,000 common shares of Miza, at a deemed price per share of CAD 0.25 (“Miza Common Shares”), 4,000,000 common share purchase warrants exercisable to acquire one Miza Common Share for each warrant at an exercise price of CAD 0.25 for a period of five years from the date of issuance thereof (the “Warrants”), and up to 48,000,000 Miza Common Shares (the “Contingent Rights Shares”) contingent upon the achievement of certain pre-determined milestones (the “Milestones”), representing a post-closing equity interest in Miza of 75% (or up to approximately 84% in the event of the full achievement of the Milestones).

Pursuant to the Agreement, upon the achievement of the Milestones, the Contingent Right Shares will be issued to the Company as follows: (i) 16,000,000 Miza Common Shares will be issued upon the completion of a transaction resulting in the listing of Miza’s securities on either the New York Stock Exchange or the Nasdaq Stock Market LLC (each, a “U.S. Exchange”), or another transaction resulting in the issuance of shares listed on a U.S. Exchange to shareholders of Miza in exchange for their Miza Common Shares (in each case, an “Uplisting Transaction”), if such Uplisting Transaction is completed within twenty-four months from the date of Closing (the “Closing Date”); (ii) 16,000,000 Miza Common Shares will be issued upon the successful raising by Miza, within forty-eight months of the Closing Date in equity and/or debt financing, of an aggregate of US$10 million or more; and (iii) 16,000,000 Miza Common Shares will be issued upon Miza completing a clinical trial within forty-eight months of the Closing Date.

Following the Closing, Miza changed its name to “NeuroThera Labs Inc.” and is expected to be active in both the pharmaceutical and supplemental sectors.

In addition, at the closing of the Transaction, the Company committed CAD 1 million (approximately US$716) in capital to Miza pursuant to an unsecured convertible note to be entered into, which shall mature on the two-year anniversary of the date of the issuance thereof (the “Maturity Date”) and shall bear interest at the simple rate of 7% per annum. The convertible note will be drawn down by Miza in its sole discretion. On the Maturity Date, the outstanding principal and accrued but unpaid interest under the convertible note shall be convertible into Miza Common Shares, at the sole election of the holder, at a price of CAD 0.25 per share and up to a maximum of 4,000,000 Miza Common Shares (the “Share Cap”), subject to customary anti-dilution adjustments. Upon conversion of the convertible note, for any principal amount or accrued interest not converted into shares due to being in excess of the Share Cap or rounding, Miza will pay the holder of the convertible note a cash amount of such outstanding balance.

e.	On October 20, 2025, upon the satisfaction of the closing conditions of the SPEA, the transaction contemplated thereunder closed (the “MitoCareX Closing”). At the MitoCareX Closing, each of the Sellers transferred their holdings in MitoCareX to N2OFF, thereby resulting in N2OFF holding 100% of the fully-diluted share capital of MitoCareX, and as consideration to the Company, N2OFF transferred $700, and issued 490,751 shares of N2OFF Common Stock to the Company, representing 16.75% of N2OFF on a fully-diluted basis.